UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  July 18, 2007
(Date of earliest event reported)
Grande Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 18, 2007, Grande Communications Holdings, Inc. (“Grande”), Grande Communications Networks, Inc. (“Networks”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into that certain Supplemental Indenture No. 1 (the “Supplemental Indenture”) to permit the issuance of $25.0 million in aggregate principal amount of 14% senior secured notes due 2011 (the “Notes”) under the indebtedness covenant of the Indenture, dated as of March 23, 2004 (the “Indenture”).  Grande received the consent of holders of a majority of the aggregate principal amount of the Notes outstanding to enter into the Supplemental Indenture.  A copy of the Supplemental Indenture is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

 Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 18, 2007, Goldman, Sachs & Co. (“Goldman Sachs”), Highland Crusader Offshore Partners, L.P. (“Highland”), and Communications Media Advisors, LLC (“CMA”) purchased $25.0 million in aggregate principal amount of Notes at a price of $1,040 per $1,000 of principal amount of the Notes, pursuant to that certain Purchase Agreement dated as of July 6, 2007 by and among Grande, Networks, Goldman Sachs, Highland, CMA and Highland Capital Management, L.P.  The issuance is an add-on to the currently outstanding $168.0 million of Notes previously issued by Grande under the Indenture.  For a description of the material terms of the Notes, see “Contractual Obligations and Commercial Commitments” under Item 7 of Grande’s Form 10-K for the year ended December 31, 2006, filed on March 30, 2007, which is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of Grande.  The Notes have not been sold in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful.  The Notes have not been registered under the Securities Act of 1933 or applicable state securities laws and the Notes have not been offered or sold in the United States absent registration or available exemption from registration requirements.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed as a part of this report:

Exhibit No.	Description of Exhibit
10.1	Supplemental Indenture dated July 18, 2007 by and among Grande Communications Holdings, Inc., Grande Communications Networks, Inc. and U.S. Bank National Association
99.1	Press Release dated July 12, 2007 announcing commencement of consent solicitation for Supplemental Indenture.
99.2	Press Release dated July 17, 2007 announcing closing of consent solicitation for Supplemental Indenture.
99.3	Press Release dated July 18, 2007 announcing issuance of 2007 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: July 23, 2007	By:	/s/ Michael L. Wilfley
Michael L. Wilfley
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
10.1	Supplemental Indenture dated July 18, 2007 by and among Grande Communications Holdings, Inc., Grande Communications Networks, Inc. and U.S. Bank National Association
99.1	Press Release dated July 12, 2007 announcing commencement of consent solicitation for Supplemental Indenture.
99.2	Press Release dated July 17, 2007 announcing closing of consent solicitation for Supplemental Indenture.
99.3	Press Release dated July 18, 2007 announcing issuance of 2007 Notes.